Exhibit 99.1

Change Healthcare Inc. Reports Second Quarter Fiscal 2020 Financial Results

Nashville, Tenn., Nov. 13, 2019 – Change Healthcare Inc. (Nasdaq: CHNG), a leading independent healthcare technology company, today reported financial results for Change Healthcare LLC (“Change Healthcare”) for the second quarter of fiscal year 2020 ended September 30, 2019.

“I am pleased to report another quarter of strong financial and operational performance, supported by continued strength in our underlying business and the execution on our strategic initiatives in our Enterprise Imaging and RCM Services businesses,” said Neil de Crescenzo, president and chief executive officer. “We continue to invest in innovation internally and with leading technology partners to bring to market new solutions that deliver increased value to our more than 30,000 customers by helping them reduce cost, increase quality, and enhance their ability to drive consumer engagement. Our focus on operational excellence and innovation across our platform places Change Healthcare in a strong position to deliver accelerated growth and shareholder value over the coming years.”

Adoption of the New Revenue Recognition Standard - ASC 606

Change Healthcare adopted the new revenue recognition accounting standard Accounting Standards Codification (“ASC”) 606 effective April 1, 2019 on a modified retrospective basis. Financial results for reporting periods during fiscal year 2020 are presented in compliance with the new revenue recognition standard. Historical financial results for reporting periods prior to fiscal year 2020 are presented in conformity with the prior revenue recognition standard, ASC 605. This press release includes additional information to reconcile the impacts of the adoption of the new revenue recognition standard on Change Healthcare’s financial results for the quarter and six months ended September 30, 2019. This includes the presentation of financial results during fiscal year 2020 under ASC 605 for comparison to the prior year period.

Fiscal 2020 Second Quarter Highlights for Change Healthcare LLC:

Financial Summary - ASC 606 (standard adopted effective April 1, 2019)

•	Total revenue of $795.8 million, including Solutions revenue of $738.7 million

•	Net income of $(0.1) million, resulting in net income of $(0.00) per diluted unit(1)

•	Adjusted net income of $86.6 million, resulting in adjusted net income of $0.27 per diluted unit(1)

•	Adjusted EBITDA of $217.7 million

Financial Summary - ASC 605 (standard before April 1, 2019)

•	Total revenue of $805.8 million, including Solutions revenue of $748.6 million

•	Net income of $4.3 million, resulting in net income of $0.01 per diluted unit(1)

•	Adjusted net income of $91.0 million, resulting in adjusted net income of $0.28 per diluted unit(1)

•	Adjusted EBITDA of $222.0 million

(1)

Common units of Change Healthcare LLC are equivalent to the number of outstanding common shares of Change Healthcare Inc. and membership interests of Change Healthcare LLC held by subsidiaries of McKesson.

Financial Results - ASC 606 (standard adopted effective April 1, 2019)

•

Solutions revenue was $738.7 million. Second quarter results were impacted by the adoption of the new accounting standard, ASC 606, which resulted in the recognition of certain revenue in the first quarter of the fiscal year that would have been recognized in the second quarter or subsequent periods under the prior accounting rules. As a result, the second quarter results reflect an unfavorable revenue impact of $9.9 million as compared with ASC 605.

•

Net income was $(0.1) million, resulting in net income of $(0.00) per diluted unit. Net income under the new accounting standard was impacted favorably by an extended recognition period for commissions and certain implementation costs, decreasing expenses by $5.6 million, partially offsetting the revenue impact of ASC 606 noted above.

•	Adjusted net income was $86.6 million, resulting in adjusted net income of $0.27 per diluted unit.

•	Adjusted EBITDA was $217.7 million. Adjusted EBITDA as a percent of Solutions revenue for the second quarter of fiscal 2020 was 29.5%

Financial Results - ASC 605 (standard before April 1, 2019)

•

Solutions revenue was $748.6 million, compared to $737.8 million for the second quarter of fiscal 2019. Total revenue for the current period, which includes Postage revenue, was $805.8 million compared to $800.2 million in the same period of the prior year. Growth in both the Software & Analytics and Network Solutions businesses was partially offset by the impact of planned contract eliminations in our Technology-enabled Services business, and the impact of our optimization initiatives in our Connected Analytics business. As part of our stated strategy, we are repositioning certain of our Revenue Cycle Management (“RCM”) service solutions to better address end-market dynamics, enhance efficiency and to improve the long-term growth potential of these solutions.

•

Net income was $4.3 million, resulting in net income of $0.01 per diluted unit, compared with net income of $113.4 million or $0.45 per diluted unit, respectively, for the second quarter of fiscal 2019. Net income in the prior year period included the gain on sale of the Extended Care business of $111.4 million before the provision of income tax. The sale resulted in an after-tax gain of approximately $111.1 million and an impact of approximately $0.44 per diluted unit. During the second quarter of fiscal 2020, the favorable impact of productivity improvements and growth across our Software & Analytics and Network Solutions businesses was partially offset by planned contract eliminations in our Technology-enabled Service business.

•

Adjusted net income was $91.0 million, resulting in adjusted net income of $0.28 per diluted unit, compared with adjusted net income of $89.9 million or $0.35 per diluted unit, respectively, for the second quarter of fiscal 2019. Adjusted net income reflects the items noted above.

•

Adjusted EBITDA was $222.0 million, compared with $216.0 million for the second quarter of fiscal 2019. Adjusted EBITDA as a percent of Solutions revenue for the second quarter of fiscal 2020 was 29.7%, compared with 29.3% for the second quarter of fiscal 2019. The improved performance was the result of a favorable impact of mix, productivity improvements and growth across our segments.

Cash Flow and Balance Sheet Highlights for Change Healthcare LLC:

Net cash provided by operating activities was $223.9 million for the six months ended September 30, 2019, a decrease of 1.8% from $227.9 million for the six months ended September 30, 2018. Free cash flow was $94.0 million for the six months ended September 30, 2019, a decrease of 8.9% from $103.2 million for the six months ended September 30, 2018. Adjusted free cash flow was $173.9 million, a decrease of $59.2 million year over year.

Net cash provided by operating activities, free cash flow, and adjusted free cash flow each are affected by pass-thru funds we receive from certain pharmaceutical industry participants in advance of our obligation to remit these funds to participating retail pharmacies. The decrease in cash flow from operations, free cash flow and adjusted free cash flow primarily resulted from the inclusion of $12.9 million of such pass-thru funds in the six months ended September 30, 2019 as compared to $156.1 million for the six months ended September 30, 2018.

Change Healthcare LLC ended the quarter with approximately $73.0 million of cash, cash equivalents and restricted cash and approximately $4,971.0 million of total debt. In addition to the previously disclosed repayment of $805.0 million in term loan facility obligations in July 2019, the company repaid an additional $85.0 million in term loan facility obligations in the second quarter of fiscal 2020.

As of September 30, 2019, no amounts had been drawn under the revolving credit facility. On July 3, 2019, the company amended its revolving credit facility to increase the current commitment amount from $500.0 million to $785.0 million and to extend the maturity to July 3, 2024.

Recent Business Highlights

•

Introduced new artificial intelligence (AI) technology capabilities to our CareSelect™ Imaging decision support solution. These AI capabilities help healthcare providers enhance workflow efficiency, improve patient safety, provide higher-value care, and meet pending regulatory requirements, leveraging our integration into electronic health record (EHR) systems.

•

Awarded a contract through 2026 by Ireland’s Health Service Executive to extend their partnership with Change Healthcare to upgrade Ireland’s National Integrated Medical Imaging system (“NIMIS”). Leveraging the innovation in our Imaging unit, NIMIS is transforming how diagnostic imaging is delivered to the citizens of Ireland to ensure that images and reports are available to clinicians at the right time and location regardless of where the image was acquired.

•

Introduced Charge Capture Advisor, a new cloud-based addition to the company’s portfolio of Revenue Integrity Solutions. The solution uses AI to identify potentially missing charges for services that providers actually performed before claims are submitted targeting a more complete capture of services rendered without additional time and effort by hospital revenue integrity teams.

Full Year Fiscal 2020 Outlook and 2021 Guidance - ASC 606

Change Healthcare continues to expect full-year fiscal 2020 Solutions revenue growth of 1% to 2% including the impact of the sale of our extended care business during fiscal year 2019 and planned contract exits in our Technology-enabled Services business; Adjusted EBITDA growth of 6% to 8% and Adjusted net income growth of 9% to 11%.

For fiscal year 2021, the company continues to expect Solutions revenue growth of 4% to 6% and Adjusted EBITDA growth of 6% to 8%.

Third Quarter Fiscal 2020 Guidance - ASC 606

Change Healthcare expects third quarter fiscal 2020 Solutions revenue in the range of $745 million to $760 million, Adjusted EBITDA in the range of $225 million to $235 million, and Adjusted net income in the range of $98 million to $103 million.

While second quarter revenue decreased as a result of ASC 606 implementation, full year revenue is not expected to differ materially between the two accounting standards. Hence, the acceleration of revenue to the first quarter of the fiscal year will reduce the quarterly reported revenue in subsequent fiscal 2020 reported results versus the prior revenue recognition standard. The impact from extended recognition periods for commission expense as a result of the adoption of ASC 606 is expected to be favorable by about $3 million pre-tax per quarter for the remainder of fiscal 2020.

A reconciliation of the forward-looking third-quarter and full-year fiscal 2020 Adjusted EBITDA outlook to net income cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, Change Healthcare LLC is unable to assess the probable significance of the unavailable information, which could have a material impact on its future financial results in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

Conference Call and Webcast Information

Change Healthcare will host a conference call on November 14, 2019 at 8:00 a.m. ET. Investors and other interested parties are invited to listen to the conference call by dialing 1-(877) 279-0788 in the U.S.; 1-(270) 215-9894 from abroad, including the conference ID number: 1669249; or via a live, audio webcast on the Company’s website at https://ir.changehealthcare.com/.

A webcast replay will be available for on-demand listening shortly after the completion of the call until the second-quarter fiscal 2021 earnings call, at the aforementioned URL. In addition, a digital audio playback will be available until 11:00 a.m. Eastern Time on Thursday, November 21, 2019, by dialing 1-(855) 859-2056 or 1-(404) 537-3406 and referencing confirmation 1669249.

About Change Healthcare

Change Healthcare is a leading independent healthcare technology company that provides data and analytics-driven solutions to improve clinical, financial and patient engagement outcomes in the U.S. healthcare system. We are a key catalyst of a value-based healthcare system, accelerating the journey toward improved lives and healthier communities. Learn more at changehealthcare.com.

CHNG-IR

Contacts

Evan Smith, CFA

Investor Relations

404-338-2225

Evan.Smith@changehealthcare.com

Kerry Kelly

External Communications

339-236-2756

Kerry.Kelly@changehealthcare.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of federal securities laws. Any statements made in this release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “estimate,” “target,” “project,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “potential,” “continues,” “seeks,” “predicts,” and the negatives of these words and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, including factors disclosed in the Registration Statement on Form S-1 (No. 333-230345) in the section entitled “Risk Factors,” and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this release. All forward-looking statements are based on information currently available to Change Healthcare and are qualified in their entirety by this cautionary statement. The statements herein speak only as of the date such statements were first made. Except to the extent required by law, Change Healthcare assumes no obligation to update any such forward-looking statements or other statements included in this release.

Non-GAAP Financial Measures

In the Company’s earnings releases, prepared remarks, conference calls, slide presentations and webcasts, there may be use or discussion of non-GAAP financial measures. We believe such measures provide supplemental information to investors with regard to our operating performance and assist investors’ ability to compare our financial results to those of other companies in the same industry. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between the comparable GAAP financial measure and each non-GAAP financial measure are included in this press release after the consolidated financial statements. These non-GAAP financial measures are calculated and presented on the basis of methodologies other than in accordance with GAAP. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP and may be defined and calculated differently by others in the same industry.

Change Healthcare Inc.

Statements of Operations (unaudited and amounts in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenue	$—	$—	$—	$—
Operating expenses
General and administrative	1,138	31	1,389	62
Accretion Expense	48,363	—	48,363	—

Total operating expenses	49,501	31	49,752	62

Operating income (loss)	(49,501)	(31)	(49,752)	(62)
Non-operating (income) expense
Loss from Equity Method Investment in the Joint Venture	56,179	25,571	95,732	48,337
(Gain) Loss on Sale of Interests in the Joint Venture	—	(197)	—	(661)
Management fee income	(772)	(31)	(876)	(62)
Interest expense	644	—	644	—
Interest income	(644)	—	(644)	—
Amortization of debt discount and issuance costs	212	—	212	—
Unrealized gain (loss) on forward purchase contract	2,435	—	2,435	—

Total non-operating (income) expense	58,054	25,343	97,503	47,614

Income (loss) before income tax provision (benefit)	(107,555)	(25,374)	(147,255)	(47,676)
Income tax provision (benefit)	(13,620)	(6,783)	(15,804)	(11,584)

Net income (loss)	$(93,935)	$(18,591)	$(131,451)	$(36,092)

Net income (loss) per share:
Basic	$(0.66)	$(0.25)	$(1.20)	$(0.48)

Diluted	$(0.66)	$(0.25)	$(1.20)	$(0.48)

Weighted average shares:
Basic	142,223,836	75,506,552	109,111,853	75,555,700

Diluted	142,223,836	75,506,552	109,111,853	75,555,700

Change Healthcare Inc.

Balance Sheets (unaudited and amounts in thousands, except share and per share amounts)

	September 30,	March 31,
	2019	2019
Assets
Current Assets:
Cash	$3,409	$3,409
Prepaid expenses	2,315	—
Due from the Joint Venture	1,345	373
Investment in Joint Venture tangible equity units, current	15,154	—
Income taxes receivable	1,602	1,781

Total current assets	23,825	5,563
Dividend receivable	34,547	81,264
Investment in the Joint Venture	1,826,887	1,211,996
Investment in Joint Venture tangible equity units	259,237	—

Total assets	$2,144,496	$1,298,823

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$453	$176
Due to the Joint Venture	9,513	6,167
Current portion of long-term debt	15,154	—

Total current liabilities	25,120	6,343
Long-term debt	27,384	—
Due to McKesson	48,363	—
Deferred income tax liabilities	156,770	159,993
Other liabilities	752	—
Commitments and contingencies (see Note 4)
Stockholders’ Equity:
Common Stock (par value, $.001), 9,000,000,000 and 252,800,000 shares authorized and 124,935,806 and 75,474,654 shares issued and outstanding at September 30, 2019 and March 31, 2019, respectively	124	75
Class X common stock (par value, $.001), 1 and 1 share authorized and no shares issued and outstanding at September 30, 2019 and March 31, 2019, respectively	—	—
Preferred stock (par value, $.001), 900,000,000 and 0 shares authorized and no shares issued and outstanding at September 30, 2019 and March 31, 2019, respectively	—	—
Additional paid-in capital	2,006,494	1,153,509
Accumulated other comprehensive income (loss)	(6,593)	(3,256)
Retained earnings (deficit)	(113,918)	(17,841)

Total stockholders’ equity	1,886,107	1,132,487

Total liabilities and stockholders’ equity	$2,144,496	$1,298,823

Change Healthcare Inc.

Statements of Cash Flows (unaudited and amounts in thousands)

	Six Months Ended
	September 30,
	2019	2018
Cash flows from operating activities:
Net income (loss)	$(131,451)	$(36,092)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss from Equity Method Investment in the Joint Venture	95,732	48,337
Deferred income tax expense (benefit)	(15,806)	(11,584)
(Gain) Loss on Sale of Interests in the Joint Venture	—	(661)
(Gain) loss on available for sale debt securities	2,435	—
Amortization of debt discount and issuance costs	212	—
Changes in operating assets and liabilities:
Prepaid expenses	(2,315)	—
Due from the Joint Venture	(972)	(62)
Income taxes receivable	179	13,292
Accounts payable and accrued expenses	277	64
Due to McKesson	48,363	—
Due to the Joint Venture	3,346	(9,663)

Net cash provided by (used in) operating activities	—	3,631

Cash flows from investing activities:
Proceeds from sale of interests in Joint Venture	—	4,782
Investment in debt and equity securities of the Joint Venture	(278,875)	—
Proceeds from investment in debt and equity securities of the Joint Venture	3,621	—
Investment in the Joint Venture	(609,818)	—

Net cash provided by (used in) investing activities	(885,072)	4,782

Cash flows from financing activities:
Proceeds from initial public offering, net of issuance costs	608,679	—
Proceeds from issuance of equity component of tangible equity units, net of issuance costs	232,929	—
Proceeds from issuance of debt component of tangible equity units	47,367	—
Payment of loan costs	(1,421)	—
Repayment of senior amortizing notes	(3,621)	—
Proceeds from exercise of equity awards	1,139	—
Payments to acquire common stock	—	(4,782)

Net cash provided by (used in) financing activities	885,072	(4,782)

Net increase (decrease) in cash, cash equivalents and restricted cash	—	3,631
Cash, cash equivalents and restricted cash at beginning of period	3,409	—

Cash, cash equivalents and restricted cash at end of period	$3,409	$3,631

Change Healthcare LLC

Consolidated Statements of Operations (unaudited and amounts in thousands, except unit and per unit amounts)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenue:
Solutions revenue	$738,701	$737,786	$1,535,773	$1,495,491
Postage revenue	57,110	62,404	115,594	127,962

Total revenue	795,811	800,190	1,651,367	1,623,453
Operating expenses:
Cost of operations (exclusive of depreciation and amortization below)	331,234	327,563	658,181	664,993
Research and development	51,783	51,243	101,122	106,567
Sales, marketing, general and administrative	190,039	207,105	383,312	414,019
Customer postage	57,110	62,404	115,594	127,962
Depreciation and amortization	77,448	69,258	148,764	137,785
Accretion and changes in estimate with related parties, net	3,214	5,932	7,094	9,756
Gain on Sale of the Extended Care Business	—	(111,392)	—	(111,392)

Total operating expenses	710,828	612,113	1,414,067	1,349,690

Operating income (loss)	84,983	188,077	237,300	273,763
Non-operating (income) and expense
Interest expense, net	69,901	80,677	153,307	159,226
Loss on extinguishment of debt	16,900	—	16,900	—
Contingent consideration	1,700	(72)	909	200
Other, net	(4,386)	(3,849)	(8,164)	(9,381)

Total non-operating (income) and expense	84,115	76,756	162,952	150,045

Income (loss) before income tax provision (benefit)	868	111,321	74,348	123,718
Income tax provision (benefit)	998	(2,119)	2,563	(2,228)

Net income (loss)	$(130)	$113,440	$71,785	$125,946

Net income (loss) per common unit:
Basic	$—	$0.45	$0.25	$0.50

Diluted	$—	$0.45	$0.25	$0.50

Weighted average common units outstanding:
Basic	318,219,028	251,501,744	285,107,046	251,550,892

Diluted	323,970,033	253,333,940	288,809,850	253,390,770

(1)

Common units of Change Healthcare LLC are equivalent to the number of outstanding common shares of Change Healthcare Inc. and membership interests of Change Healthcare LLC held by subsidiaries of McKesson.

Change Healthcare LLC

Consolidated Balance Sheets (unaudited and amounts in thousands)

	September 30,	March 31,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$72,992	$47,718
Restricted cash	—	1,176
Accounts receivable, net of allowance for doubtful accounts	675,306	759,502
Contract assets	139,111	—
Prepaid expenses and other current assets	155,019	172,067
Assets held for sale (see Note 14)	29,562	—

Total current assets	1,071,990	980,463
Property and equipment, net	160,305	197,263
Goodwill	3,295,381	3,284,266
Intangible assets, net	1,261,290	1,320,161
Other noncurrent assets, net	500,627	421,985

Total assets	$6,289,593	$6,204,138

Liabilities and members’ equity
Current liabilities:
Drafts and accounts payable	$64,010	$98,550
Accrued expenses	315,419	316,179
Deferred revenues	337,371	437,636
Due to related parties, net	23,230	34,629
Current portion of long-term debt	26,644	2,789

Total current liabilities	766,674	889,783
Long-term debt, excluding current portion	4,944,395	5,787,150
Deferred income tax liabilities	110,016	106,099
Tax receivable agreement obligations to related parties	199,876	212,698
Other long-term liabilities	112,812	113,194
Commitments and contingencies (see Note 6)
Members’ equity (deficit)	155,820	(904,786)

Total liabilities and members’ equity	$6,289,593	$6,204,138

Change Healthcare LLC

Consolidated Statements of Cash Flows (unaudited and amounts in thousands)

	Six Months Ended
	September 30,
	2019	2018
Cash flows from operating activities:
Net income (loss)	$71,785	$125,946
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	148,764	137,785
Amortization of capitalized software developed for sale	6,698	7,378
Accretion and changes in estimate, net	7,094	9,756
Equity compensation	15,207	8,269
Deferred income tax expense (benefit)	1,473	(3,013)
Amortization of debt discount and issuance costs	9,941	10,964
Contingent consideration	909	200
Gain on Sale of the Extended Care Business	—	(111,392)
Loss on extinguishment of debt	16,900	—
Other	(111)	538
Changes in operating assets and liabilities:
Accounts receivable	54,240	6,730
Contract assets	12,688	—
Prepaid expenses and other	(8,583)	(16,373)
Accounts payable	(15,209)	(32,035)
Accrued expenses and other liabilities	(16,311)	142,707
Deferred revenue	(69,471)	(75,074)
Due to related party, net	(12,150)	15,482

Net cash provided by (used in) operating activities	223,864	227,868

Cash flows from investing activities:
Capitalized expenditures	(129,847)	(124,631)
Proceeds from Sale of the Extended Care Business	—	160,244
Investments in businesses	(18,946)	—

Net cash provided by (used in) investing activities	(148,793)	35,613

Cash flows from financing activities:
Payments of third party IPO and loan costs	(8,554)	—
Payments under tax receivable agreements with related parties	(27,227)	(25,096)
Payments on Term Loan Facility	(902,750)	(76,500)
Receipts (payments) on derivative instruments	3,109	2,090
Payments of deferred financing obligations	—	(3,432)
Capital contribution from Members from exercise of equity awards	1,139	205
Repurchase of equity awards	—	(5,305)
Proceeds from Change Healthcare Inc. initial public offering	608,679	—
Proceeds from debt issued to Change Healthcare Inc.	47,367	—
Proceeds from forward purchase contract with Change Healthcare Inc.	232,929	—
Advances to and refunds from Change Healthcare Inc.	(2,590)	2,636
Payment of debt issued to Change Healthcare Inc.	(3,621)	—
Other	247	598

Net cash provided by (used in) financing activities	(51,272)	(104,804)

Effect of exchange rate changes on cash and cash equivalents	299	(672)

Net increase (decrease) in cash, cash equivalents and restricted cash	24,098	158,005
Cash, cash equivalents and restricted cash at beginning of period	48,894	50,011

Cash, cash equivalents and restricted cash at end of period	$72,992	$208,016

Change Healthcare LLC

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended September 30,				Six Months Ended September 30,
Unaudited and amounts in thousands	2019			2018	2019			2018
	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Net income (loss)	$(130)	$4,386	$4,256	$113,440	$71,785	$(40,871)	$30,914	$125,946
Net interest expense	69,901	—	69,901	80,677	153,307	—	153,307	159,226
Income tax provision (benefit)	998	(32)	966	(2,119)	2,563	(2,283)	280	(2,228)
Depreciation and amortization	77,448	—	77,448	69,258	148,764	—	148,764	137,785
Amortization of capitalized software developed for sale	3,249	—	3,249	3,618	6,698	—	6,698	7,378

EBITDA	151,466	4,354	155,820	264,874	383,117	(43,154)	339,963	428,107
Adjustments to EBITDA:
Equity compensation	9,345	—	9,345	2,959	15,207	—	15,207	8,259
Acquisition accounting adjustments	553	—	553	555	927	—	927	2,540
Acquisition and divestiture-related costs	414	—	414	3,319	1,073	—	1,073	7,507
Integration and related costs	19,781	—	19,781	26,291	45,507	—	45,507	47,242
Strategic initiatives, duplicative and transition costs	6,120	—	6,120	8,348	9,688	—	9,688	19,122
Severance costs	2,929	—	2,929	2,339	10,099	—	10,099	10,015
Costs related to recently issued accounting standards	—	—	—	1,772	—	—	—	5,513
Accretion and changes in estimate with related parties, net	3,214	—	3,214	5,932	7,094	—	7,094	9,756
Management fees and related costs	2,413	—	2,413	2,607	5,060	—	5,060	5,284
Impairment of long-lived assets and other	—	—	—	2,343	(840)	—	(840)	3,360
Gain on sale of extended care business	—	—	—	(111,392)	—	—	—	(111,392)
Contingent consideration	1,700	—	1,700	—	909	—	909	272
Loss on extinguishment of debt	16,900	—	16,900	—	16,900	—	16,900	—
Other non-routine, net	2,858	—	2,858	6,004	4,008	—	4,008	8,156

EBITDA Adjustments	66,227	—	66,227	(48,923)	115,632	—	115,632	15,634

Adjusted EBITDA	$217,693	$4,354	$222,047	$215,951	$498,749	$(43,154)	$455,595	$443,741

Change Healthcare LLC

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss)

	Three Months Ended September 30,				Six Months Ended September 30,
Unaudited and amounts in thousands	2019			2018	2019			2018
	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Net income (loss)	$(130)	$4,386	$4,256	$113,440	71,785	$(40,871)	$30,914	$125,946
Amortization expense resulting from acquisition method adjustments	35,054	—	35,054	36,765	69,702	—	69,702	74,708
EBITDA Adjustments	66,227	—	66,227	(48,923)	115,632	—	115,566	—
Tax effect of EBITDA Adjustments and amortization expense	(14,527)	—	(14,527)	(11,359)	(28,991)	—	(28,991)	(28,760)

Adjusted Net Income	$86,624	$4,386	$91,010	$89,923	228,128	$(40,871)	$187,191	$171,894

Adjusted net income (loss) per diluted unit (1)	$0.27	$0.01	$0.28	$0.35	0.79	$(0.14)	$0.65	$0.68

(1)

Common units of Change Healthcare LLC are equivalent to the number of outstanding common shares of Change Healthcare Inc. and membership interests of Change Healthcare LLC held by subsidiaries of McKesson.

Change Healthcare LLC

Segment Results

	Three Months Ended September 30,				Six Months Ended September 30,
Unaudited and amounts in thousands	2019			2018	2019			2018
	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Segment revenue
Software and Analytics	$376,128	$13,151	$389,279	$383,510	$813,472	$(28,476)	$784,996	$779,912
Network Solutions	144,276	—	144,276	136,322	285,888	—	285,888	272,925
Technology-enabled Services	244,124	(3,206)	240,918	243,343	488,114	(3,110)	485,004	493,338
Corporate and Eliminations (1)	31,283	—	31,283	37,015	63,893	—	63,893	77,278

Net revenue	$795,811	$9,945	$805,756	$800,190	$1,651,367	$(31,586)	$1,619,781	$1,623,453

Segment Adjusted EBITDA
Software and Analytics	$140,078	$8,847	$148,925	$139,419	$342,393	$(37,137)	$305,256	$282,056
Network Solutions	86,500	(414)	86,086	83,612	171,472	(932)	170,540	165,849
Technology-enabled Services	44,841	(3,757)	41,084	39,181	89,992	(4,515)	85,477	89,154
Corporate and Eliminations	(53,726)	(322)	(54,048)	(46,261)	(105,108)	(570)	(105,744)	(93,318)

Total Adjusted EBITDA	$217,693	$4,354	$222,047	$215,951	$498,749	$(43,154)	$455,529	$443,741

(1) –

Revenue for the Corporate and Eliminations segment includes postage revenue of $57,110 and $62,404 for the three months ended September 30, 2019 and 2018, respectively, and $115,594 and $127,962 for the six months ended September 30, 2019 and 2018, respectively.

Change Healthcare LLC

Reconciliation of Cash Provided by (Used in) Operating Activities to Free Cash Flow and Adjusted Free Cash Flow

	Six Months Ended
Unaudited and amounts in thousands	September 30,
	2019	2018
Cash provided by (used in) operating activities (1)	$223,864	$227,868
Capital expenditures	(129,847)	(124,631)

Free Cash Flow	94,017	103,237
Adjustments to Free Cash Flow (2):
Integration and related costs	45,507	47,242
Strategic initiatives, duplicative and transition costs	9,688	19,122
Severance costs	10,099	10,015
Costs related to recently issued accounting standards	—	5,513
Integration capital expenditures	14,546	47,983

Adjusted Free Cash Flow	$173,858	$233,112

(1)	Includes cash provided by pass-thru funds of $12.9 million and $156.1 million for the six months ended September 30, 2019 and 2018, respectively.
(2)	All operating costs and integration capital expenditures in the table are presented on an as-incurred basis.

Change Healthcare LLC

Consolidated Statements of Operations (unaudited and amounts in thousands, except unit and per unit amounts)

Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard

	Three Months Ended September 30,				Six Months Ended September 30,
	2019			2018	2019			2018
	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Revenue:
Solutions revenue	$738,701	$9,945	$748,646	$737,786	$1,535,773	$(31,586)	$1,504,187	$1,495,491
Postage revenue	57,110	—	57,110	62,404	115,594	—	115,594	127,962

Total revenue	795,811	9,945	805,756	800,190	1,651,367	(31,586)	1,619,781	1,623,453
Operating expenses:
Cost of operations (exclusive of depreciation and amortization below)	331,234	996	332,230	327,563	658,181	1,804	659,985	664,993
Research and development	51,783	—	51,783	51,243	101,122	—	101,122	106,567
Sales, marketing, general and administrative	190,039	4,595	194,634	207,105	383,312	9,764	393,076	414,019
Customer postage	57,110	—	57,110	62,404	115,594	—	115,594	127,962
Depreciation and amortization	77,448	—	77,448	69,258	148,764	—	148,764	137,785
Accretion and changes in estimate with related parties, net	3,214	—	3,214	5,932	7,094	—	7,094	9,756
Gain on Sale of the Extended Care Business	—	—	—	(111,392)	—	—	—	(111,392)
Impairment of long-lived assets and related costs	—	—	—	—	—	—	—	—

Total operating expenses	710,828	5,591	716,419	612,113	1,414,067	11,568	1,425,635	1,349,690

Operating income (loss)	84,983	4,354	89,337	188,077	237,300	(43,154)	194,146	273,763
Non-operating (income) and expense
Interest expense, net	69,901	—	69,901	80,677	153,307	—	153,307	159,226
Loss on extinguishment of debt	16,900	—	16,900	—	16,900	—	16,900	—
Contingent consideration	1,700	—	1,700	(72)	909	—	909	200
Other, net	(4,386)	—	(4,386)	(3,849)	(8,164)	—	(8,164)	(9,381)

Total non-operating (income) and expense	84,115	—	84,115	76,756	162,952	—	162,952	150,045

Income (loss) before income tax provision (benefit)	868	4,354	5,222	111,321	74,348	(43,154)	31,194	123,718
Income tax provision (benefit)	998	(32)	966	(2,119)	2,563	(2,283)	280	(2,228)

Net income (loss)	$(130)	$4,386	$4,256	$113,440	$71,785	$(40,871)	$30,914	$125,946

Net income (loss) per common unit(1):
Basic	$—	$0.01	$0.01	$0.45	$0.25	$(0.14)	$0.11	$0.50

Diluted	$—	$0.01	$0.01	$0.45	$0.25	$(0.14)	$0.11	$0.50

(1)

Common units of Change Healthcare LLC are equivalent to the number of outstanding common shares of Change Healthcare Inc. and membership interests of Change Healthcare LLC held by subsidiaries of McKesson.

Change Healthcare LLC

Consolidated Balance Sheets (unaudited and amounts in thousands)

Reconciliation of the Impacts from the Adoption of the New Revenue Recognition Standard

	September 30, 2019			March 31, 2019
	As Reported	Impacts from Adoption	Without Adoption (ASC 605)	As Reported (ASC 605)
Assets
Current assets:
Cash and cash equivalents	$72,992	$—	$72,992	$47,718
Restricted cash	—	—	—	1,176
Accounts receivable, net of allowance for doubtful accounts	675,306	15,814	691,120	759,502
Contract assets	139,111	(139,111)	—	—
Prepaid expenses and other current assets	155,019	20,914	175,933	172,067
Assets held for sale	29,562	—	29,562	—

Total current assets	1,071,990	(102,383)	969,607	980,463
Property and equipment, net	160,305	—	160,305	197,263
Goodwill	3,295,381	—	3,295,381	3,284,266
Intangible assets, net	1,261,290	—	1,261,290	1,320,161
Other noncurrent assets, net	500,627	(40,520)	460,107	421,985

Total assets	$6,289,593	$(142,903)	$6,146,690	$6,204,138

Liabilities and members’ equity
Current liabilities:
Drafts and accounts payable	$64,010	$—	$64,010	$98,550
Accrued expenses	315,419	—	315,419	316,179
Deferred revenues	337,371	57,881	395,252	437,636
Due to related parties, net	23,230	—	23,230	34,629
Current portion of long-term debt	26,644	—	26,644	2,789

Total current liabilities	766,674	57,881	824,555	889,783
Long-term debt, excluding current portion	4,944,395	—	4,944,395	5,787,150
Deferred income tax liabilities	110,016	—	110,016	106,099
Tax receivable agreement obligations to related parties	199,876	—	199,876	212,698
Other long-term liabilities	112,812	—	112,812	113,194
Commitments and contingencies
Members’ equity (deficit)	155,820	(200,784)	(44,964)	(904,786)

Total liabilities and members’ equity	$6,289,593	$(142,903)	$6,146,690	$6,204,138